Prospectus Supplement

August 28, 2009

Morgan Stanley Institutional Fund, Inc.

Supplement dated August 28, 2009 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated May 1, 2009 of:

Global Value Equity Portfolio

On August 27, 2009, stockholders of the Morgan Stanley Institutional Fund, Inc. Global Value Equity Portfolio (the "Portfolio") approved an Agreement and Plan of Reorganization by and between the Portfolio and Morgan Stanley Institutional Fund, Inc. Global Franchise Portfolio (the "Global Franchise Portfolio"), pursuant to which substantially all of the assets of the Portfolio would be combined with those of the Global Franchise Portfolio and stockholders of the Portfolio would become stockholders of the Global Franchise Portfolio, receiving shares of the Global Franchise Portfolio equal to the value of their holdings in the Portfolio (the "Reorganization"). Each stockholder of the Portfolio will receive the Class of shares of Global Franchise Portfolio that corresponds to the Class of shares of the Portfolio currently held by that stockholder. It is anticipated that the Reorganization will be consummated on or about October 2, 2009 (the "Closing Date"). The Portfolio was closed to new investors on November 21, 2008. Existing stockholders will be able to purchase additional shares of the Portfolio until the day before the Closing Date.

Please retain this supplement for future reference.

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